NARRAGANSETT INSURED TAX-FREE INCOME FUND

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                             Dated October 31, 2005
                           As Previously Supplemented
                                December 7, 2005


         On June 1, 2006 the Aquilasm Group of Funds launched a new mutual fund called "Aquila Three Peaks High Income Fund" ("Three Peaks"). Three Peaks is designed for long-term investors who primarily seek high current income.

         The materials in the prospectuses and Statement of Additional Information relating to the Fund's exchange privilege are supplemented as follows:

         The Board of Trustees of the Fund has approved the addition of Three Peaks to the list of Aquila funds into which shares of Narragansett Insured Tax-Free Income Fund may be exchanged. Similarly, shares of Three Peaks may be exchanged into shares of the Fund.

         All exchanges are subject to the terms of the Fund's exchange privilege. Before exchanging your shares into Three Peaks, or any of the other Aquila funds, you should read about and carefully consider the investment objectives, risks, charges, expenses and other information found in the fund Prospectus.

                         The date of this supplement is
                                  June 16, 2006